August 25, 1997



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re: Transamerica Occidental Life Insurance Company and Transamerica Occidental Life Separate Account VA-2L (File No. 33-49998)

Dear Commissioner:

On behalf of Transamerica Occidental Life Insurance Company and Transamerica Occidental Life Separate Account VA-2L ("separate account"), incorporated by reference are the semi-annual reports for the underlying funds of the separate account for filing with the Securities and Exchange Commission, pursuant to Rule 30b2-1 under the Investment Company Act of 1940 ("Act"). The funds are as follows: the Dreyfus Stock Index Fund, the Dreyfus Socially Responsible Growth Fund, Money Market, Managed Assets, Zero Coupon 2000, Quality Bond, Small Cap, Capital Appreciation, Growth and Income, International Equity, International Value, Disciplined Stock and Small Company Stock, Balanced Portfolio and the Limited Term High Income Portfolio.

These semi-annual reports are for the period ending June 30, 1997, and have been transmitted to contract holders in accordance with Rule 30d-2 under the Act.

If you have any questions regarding this filing, please contact the undersigned at (213) 742- 3126 or at the address above.

Very truly yours,



Susan Vivino
Paralegal

cc:      F. Bellamy, Esq.
         R. Fink, Esq.








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                  Socially Responsible
                  Growth Fund               Stock Index Fund
Entity:           Dreyfus Corp.             Dreyfus Corp.
File #:           811-07044                 811-05719
Date of Filing:     August 22, 1997
Accession #:        0000890064-97-000010     0000846800-97-000008
CIK #:            890064                    846800



                 Capital Appreciation             Small Cap
Entity:           Dreyfus Corp.                   Dreyfus Corp.
File #:           811-5125                        811-5125
Date of Filing:     August 22, 1997
Accession #:        0000813383-97-000034          0000813383-97-000033
CIK #:            813383                          813383



                 Small Company Stock                Quality Bond

Entity:           Dreyfus Corp.                      Dreyfus Corp.
File #:           811-5125                           811-5125
Date of Filing:    August 22, 1997
Accession #:        0000813383-97-000025               0000813383-97-000026
CIK #:            813383                             813383



                  Zero Coupon                        Managed Assets

Entity:           Dreyfus Corp.                      Dreyfus Corp.
File #:           811-5125                           811-5125
Date of Filing:     August 22, 1997
Accession #:        0000813383-97-000023               0000813383-97-000027
CIK #:            813383                             813383








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                  International Equity               Growth and Income

Entity:           Dreyfus Corp.                      Dreyfus Corp.
File #:           811-5125                           811-5125
Date of Filing:     August 22, 1997
Accession #:        0000813383-97-000031               0000813383-97-000028
CIK #:            813383                             813383


                 International Value                Disciplined Stock

Entity:           Dreyfus Corp.                      Dreyfus Corp.
File #:           811-5125                           811-5125
Date of Filing:     August 22, 1997
Accession #:        0000813383-97-000035               0000813383-97-000032
CIK #:            813383                             813383


                  Money Market                       Balanced Portfolio

Entity:           Dreyfus Corp.                      Dreyfus Corp.
File #:           811-5125                           811-5125
Date of Filing:     August 22, 1997
Accession #:        0000813383-97-000024               0000813383-97-000029
CIK #:              813383                             813383











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